UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported): August 14, 2017

Diamond Offshore Drilling, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13926	76-0321760
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

15415 Katy Freeway

Houston, Texas 77094

(Address of principal executive offices, including Zip Code)

(281) 492-5300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 (§230.405 of this chapter) of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events

On August 2, 2017, Diamond Offshore Drilling, Inc. (the “Company”) filed a prospectus supplement to its effective shelf registration statement on Form S-3 (File No. 333-202618) filed with the Securities and Exchange Commission on March 9, 2015 in connection with the registered public offering and sale by the Company of $500 million aggregate principal amount of the Company’s 7.875% Senior Notes due 2025 (the “Notes”).

This Current Report on Form 8-K is being filed solely for the purpose of filing the opinion of Duane Morris LLP relating to the legality of the Notes, which opinion is attached as Exhibit 5.1 hereto.

Item 9.01.	Financial Statements and Exhibits

(d)    Exhibits.

Exhibit number	Description

5.1	Opinion of Duane Morris LLP

23.1	Consent of Duane Morris LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2017	DIAMOND OFFSHORE DRILLING, INC.

	By:	/s/ DAVID L. ROLAND
David L. Roland
Senior Vice President, General Counsel and Secretary

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